Exhibit 99.3

DESCRIPTION OF THE INITIAL MORTGAGE LOANS

AS OF THE STATISTICAL CALCULATION DATE

With MI

# of Mortgage Loans	1,832
Aggregate Outstanding Principal Balance	$318,133,955.64
Aggregate Original Principal Balance	$318,561,971.63

	Minimum	Maximum	Average
Outstanding Principal Balance	$39,885.74	$593,000.00	$173,653.91
Original Principal Balance	$40,000.00	$593,000.00	$173,887.54

	Minimum	Maximum	Weighted Average
Original LTV Ratio	60.42%	100.00%	83.12%
Original CLTV Ratio	60.42%	100.00%	83.12%
Mortgage Rate	4.500%	10.650%	6.910%
Mortgage Rate of Fixed Rate Loans	4.875%	10.650%	6.893%
Mortgage Rate of ARM Loans	4.500%	10.300%	6.916%
Original Term (Months)	180	360	353
Remaining Term (Months)	178	359	351
Seasoning (Months)	1	29	2
Credit Score	517	804	636

	Earliest	Latest
Origination Date	12/21/2001	4/30/2004
Maturity Date	4/1/2019	5/1/2034
(ARM Loan Characteristics)
# of ARM Loans	1,333
Aggregate Outstanding Principal Balance	$242,629,619.62
Aggregate Original Principal Balance	$242,900,127.46

	Minimum	Maximum	Average
Outstanding Principal Balance	$39,974.23	$593,000.00	$182,017.72
Original Principal Balance	$40,000.00	$593,000.00	$182,220.65

	Minimum	Maximum	Weighted Average
Margin	3.700%	9.050%	5.971%
Maximum Mortgage Rate	10.550%	17.300%	13.897%
Minimum Mortgage Rate	4.500%	10.300%	6.916%
Initial Rate Cap	1.000%	3.000%	2.993%
Periodic Rate Cap	1.000%	2.000%	1.002%
Months to Next Adjustment	4	35	24

Product Type	Percent of Aggregate Principal Balance	Loan Purpose	Percent of Aggregate Principal Balance
Fully Amortizing Fixed Rate	23.64	Cash Out Refinance	61.49
Fixed Rate Balloon	0.09	Purchase	31.37
Subtotal - (Total Fixed Rate)	23.73	Rate/Term Refinance	7.14
Fully Amortizing Adjustable Rate	76.27	Total:	100.00%
Total:	100.00%

Property Type	Percent of Aggregate Principal Balance
Single Family Residence	73.05
PUD	14.65
Multi-Unit	6.37
Condo	5.93
Total:	100.00%

Occupancy Status	Percent of Aggregate Principal Balance
Primary	92.66
Investment (Non-Owner Occupied)	3.99
Secondary Home	3.35
Total:	100.00%

MI Provider	Percent of Aggregate Principal Balance
MGIC	100.00
Total:	100.00%

Lien	Percent of Aggregate Principal Balance
First	100.00
Total:	100.00%

Documentation Type	Percent of Aggregate Principal Balance
Full Documentation	60.02
Stated Income	31.03
Limited Documentation	5.57
No Documentation	3.38
Total:	100.00%

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether expressed or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

DESCRIPTION OF THE INITIAL MORTGAGE LOANS

AS OF THE STATISTICAL CALCULATION DATE

With MI

Location	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
California	335	$82,995,174.26	26.09%
Florida	388	59,482,840.87	18.70
Virginia	103	18,705,233.92	5.88
Ohio	94	12,119,746.74	3.81
Texas	78	10,053,849.48	3.16
Maryland	50	9,944,087.92	3.13
Washington	52	9,472,355.50	2.98
Michigan	53	7,615,124.27	2.39
Connecticut	37	7,147,414.60	2.25
New Jersey	33	6,962,743.15	2.19
Georgia	42	6,718,664.34	2.11
New York	28	6,621,701.60	2.08
Missouri	47	6,406,958.19	2.01
Arizona	40	6,341,321.62	1.99
Louisiana	48	5,755,182.97	1.81
Colorado	33	5,698,610.15	1.79
Pennsylvania	42	5,675,902.78	1.78
Massachusetts	20	5,148,659.98	1.62
Illinois	25	4,456,646.61	1.40
North Carolina	21	3,697,082.41	1.16
Tennessee	29	3,509,443.36	1.10
New Hampshire	16	2,947,691.70	0.93
Oklahoma	27	2,969,934.00	0.93
South Carolina	21	2,865,045.43	0.90
Kansas	18	2,408,734.99	0.76
District of Columbia	11	2,208,234.38	0.69
Indiana	17	2,176,693.83	0.68
Alabama	16	2,056,519.20	0.65
Mississippi	13	1,871,947.32	0.59
Delaware	9	1,761,793.52	0.55
Minnesota	8	1,566,168.25	0.49
Nevada	8	1,473,393.41	0.46
Maine	8	1,404,927.88	0.44
Oregon	7	1,038,707.88	0.33
Utah	5	1,050,890.96	0.33
Arkansas	10	1,014,875.24	0.32
West Virginia	9	851,094.24	0.27
Wisconsin	4	815,668.24	0.26
Idaho	7	792,773.16	0.25
Iowa	7	659,416.74	0.21
Nebraska	3	557,768.52	0.18
Kentucky	4	424,649.59	0.13
Vermont	2	319,122.72	0.10
Wyoming	3	201,117.91	0.06
Montana	1	168,041.81	0.05

Total:	1,832	$318,133,955.64	100.00%

Property Type	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Single Family Residence	1,391	$232,396,538.07	73.05%
PUD	238	46,608,929.12	14.65
Multi-Unit	96	20,269,353.17	6.37
Condo	107	18,859,135.28	5.93

Total:	1,832	$318,133,955.64	100.00%

Use of Proceeds	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Cash Out Refinance	1,107	$195,614,266.00	61.49%
Purchase	576	99,800,464.89	31.37
Rate/Term Refinance	149	22,719,224.75	7.14

Total:	1,832	$318,133,955.64	100.00%

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Primary	1,667	$294,784,931.72	92.66%
Investment (Non-Owner Occupied)	96	12,695,207.29	3.99
Secondary Home	69	10,653,816.63	3.35

Total:	1,832	$318,133,955.64	100.00%

Documentation	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Full Documentation	1,141	$190,945,674.43	60.02%
Stated Income	531	98,716,231.11	31.03
Limited Documentation	93	17,717,839.13	5.57
No Documentation	67	10,754,210.97	3.38

Total:	1,832	$318,133,955.64	100.00%

Grade	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Alt A	350	$60,369,181.02	18.98%
M1	1,193	209,031,546.25	65.71
M2	289	48,733,228.37	15.32

Total:	1,832	$318,133,955.64	100.00%

Delinquency Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Current	1,832	$318,133,955.64	100.00%

Total:	1,832	$318,133,955.64	100.00%

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
60.01 to 65.00	98	$16,235,410.46	5.10%
65.01 to 70.00	168	27,116,777.54	8.52
70.01 to 75.00	183	31,606,269.33	9.93
75.01 to 80.00	380	64,399,509.35	20.24
80.01 to 85.00	252	45,077,287.72	14.17
85.01 to 90.00	474	83,284,252.60	26.18
90.01 to 95.00	177	33,138,184.38	10.42
95.01 to 100.00	100	17,276,264.26	5.43

Total:	1,832	$318,133,955.64	100.00%

Range of Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
0.01 to 50,000.00	21	$927,927.63	0.29%
50,000.01 to 100,000.00	280	22,375,784.97	7.03
100,000.01 to 150,000.00	618	76,940,318.78	24.18
150,000.01 to 200,000.00	368	64,337,440.79	20.22
200,000.01 to 250,000.00	222	49,705,460.30	15.62
250,000.01 to 300,000.00	153	42,039,187.42	13.21
300,000.01 to 350,000.00	84	27,364,123.62	8.60
350,000.01 to 400,000.00	54	20,133,455.11	6.33
400,000.01 to 450,000.00	22	9,258,244.60	2.91
450,000.01 to 500,000.00	7	3,380,112.42	1.06
500,000.01 to 550,000.00	2	1,078,900.00	0.34
550,000.01 to 600,000.00	1	593,000.00	0.19

Total:	1,832	$318,133,955.64	100.00%

Range of Remaining Terms (Months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
169 to 180	89	$10,946,561.67	3.44%
229 to 240	22	2,685,499.75	0.84
289 to 300	1	107,874.90	0.03
325 to 336	1	183,748.13	0.06
349 to 360	1,719	304,210,271.19	95.62

Total:	1,832	$318,133,955.64	100.00%

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
501 to 525	15	$2,327,386.43	0.73%
526 to 550	114	15,747,908.78	4.95
551 to 575	199	31,551,972.40	9.92
576 to 600	182	29,975,335.43	9.42
601 to 625	314	55,992,057.93	17.60
626 to 650	329	60,001,649.65	18.86
651 to 675	266	49,077,782.49	15.43
676 to 700	186	34,214,462.28	10.75
701 to 725	109	19,235,181.67	6.05
726 to 750	66	12,061,192.37	3.79
751 to 775	38	5,957,353.06	1.87
776 to 800	13	1,899,865.73	0.60
801 to 825	1	91,807.42	0.03

Total:	1,832	$318,133,955.64	100.00%

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	2	$501,672.75	0.16%
4.501 to 5.000	19	3,653,871.01	1.15
5.001 to 5.500	66	14,842,251.78	4.67
5.501 to 6.000	222	44,586,649.14	14.02
6.001 to 6.500	307	58,887,863.39	18.51
6.501 to 7.000	418	74,905,037.46	23.55
7.001 to 7.500	254	40,554,292.52	12.75
7.501 to 8.000	242	37,582,376.23	11.81
8.001 to 8.500	123	18,331,688.42	5.76
8.501 to 9.000	120	17,007,179.74	5.35
9.001 to 9.500	35	4,626,107.02	1.45
9.501 to 10.000	20	2,234,402.73	0.70
10.001 to 10.500	3	379,745.03	0.12
10.501 to 11.000	1	40,818.42	0.01

Total:	1,832	$318,133,955.64	100.00%

Initial Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1.000	5	$607,297.48	0.25%
2.000	1	424,000.00	0.17
3.000	1,327	241,598,322.14	99.57

Total:	1,333	$242,629,619.62	100.00%

Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1.000	1,332	$242,205,619.62	99.83%
2.000	1	424,000.00	0.17

Total:	1,333	$242,629,619.62	100.00%

Range of Maximum Loan Rates (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
10.501 to 11.000	4	$773,212.44	0.32%
11.001 to 11.500	4	687,786.70	0.28
11.501 to 12.000	19	3,475,312.00	1.43
12.001 to 12.500	60	13,673,489.37	5.64
12.501 to 13.000	164	35,141,021.36	14.48
13.001 to 13.500	216	43,500,989.72	17.93
13.501 to 14.000	261	49,039,915.86	20.21
14.001 to 14.500	189	31,151,422.79	12.84
14.501 to 15.000	191	31,268,583.92	12.89
15.001 to 15.500	90	14,364,604.39	5.92
15.501 to 16.000	90	13,595,127.91	5.60
16.001 to 16.500	28	3,757,389.27	1.55
16.501 to 17.000	15	1,905,184.81	0.79
17.001 to 17.500	2	295,579.08	0.12

Total:	1,333	$242,629,619.62	100.00%

Range of Minimum Loan Rates (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	2	$501,672.75	0.21%
4.501 to 5.000	18	3,576,861.24	1.47
5.001 to 5.500	60	13,673,489.37	5.64
5.501 to 6.000	164	35,141,021.36	14.48
6.001 to 6.500	215	43,320,259.22	17.85
6.501 to 7.000	260	48,900,110.17	20.15
7.001 to 7.500	190	31,332,153.29	12.91
7.501 to 8.000	194	31,553,647.80	13.00
8.001 to 8.500	91	14,383,688.76	5.93
8.501 to 9.000	93	14,121,532.92	5.82
9.001 to 9.500	29	3,924,418.85	1.62
9.501 to 10.000	15	1,905,184.81	0.79
10.001 to 10.500	2	295,579.08	0.12

Total:	1,333	$242,629,619.62	100.00%

Next Interest Rate Adjustment Date (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
2004 October	5	$607,297.48	0.25%
2006 April	576	106,335,590.69	43.83
2006 February	1	61,096.90	0.03
2006 January	1	82,404.31	0.03
2006 March	20	3,223,763.62	1.33
2006 May	580	104,331,670.37	43.00
2007 April	83	14,967,925.88	6.17
2007 March	2	537,723.53	0.22
2007 May	65	12,482,146.84	5.14

Total:	1,333	$242,629,619.62	100.00%

Range of Gross Margins (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
3.501 to 4.000	9	$1,704,955.93	0.70%
4.001 to 4.500	62	12,002,150.81	4.95
4.501 to 5.000	106	21,660,676.60	8.93
5.001 to 5.500	224	40,703,804.09	16.78
5.501 to 6.000	275	53,526,838.31	22.06
6.001 to 6.500	257	48,872,071.01	20.14
6.501 to 7.000	185	31,289,682.41	12.90
7.001 to 7.500	130	20,988,604.93	8.65
7.501 to 8.000	62	9,115,866.76	3.76
8.001 to 8.500	18	2,225,440.54	0.92
8.501 to 9.000	4	494,569.08	0.20
9.001 to 9.500	1	44,959.15	0.02

Total:	1,333	$242,629,619.62	100.00%

Fixed Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
FR30	382	$60,117,199.70	79.62%
FR15	86	10,569,151.84	14.00
FR20	22	2,685,499.75	3.56
FR30 IO	5	1,647,200.00	2.18
BALL15	3	377,409.83	0.50
FR25	1	107,874.90	0.14

Total:	499	$75,504,336.02	100.00%

Adjustable Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
ARM 2/28 - 6 Month LIBOR	1,011	$173,253,217.19	71.41%
ARM 2/28 IO	167	40,781,308.70	16.81
ARM 3/27 - 6 Month LIBOR	126	22,141,396.78	9.13
ARM 3/27 IO	24	5,846,399.47	2.41
ARM - 6 Month LIBOR	5	607,297.48	0.25

Total:	1,333	$242,629,619.62	100.00%

Lien Position	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
First Lien	1,832	$318,133,955.64	100.00%

Total:	1,832	$318,133,955.64	100.00%

Months to Next Adjustment Distribution (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1 to 12	5	$607,297.48	0.25
13 to 24	1,178	$214,034,525.89	88.21
25 to 36	150	$27,987,796.25	11.54

Total:	1,333	$242,629,619.62	100.00

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether expressed or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

DESCRIPTION OF THE INITIAL MORTGAGE LOANS

AS OF THE STATISTICAL CALCULATION DATE

No MI

# of Mortgage Loans	3,896
Aggregate Outstanding Principal Balance	$527,295,091.51
Aggregate Original Principal Balance	$527,826,023.23

	Minimum	Maximum	Average
Outstanding Principal Balance	$9,926.95	$1,030,000.00	$135,342.68
Original Principal Balance	$10,000.00	$1,030,000.00	$135,478.96

	Minimum	Maximum	Weighted Average
Original LTV Ratio	5.88%	100.00%	80.46%
Original CLTV Ratio	8.41%	100.00%	82.51%
Mortgage Rate	4.500%	14.250%	7.687%
Mortgage Rate of Fixed Rate Loans	5.200%	14.250%	8.049%
Mortgage Rate of ARM Loans	4.500%	11.400%	7.613%
Original Term (Months)	120	360	350
Remaining Term (Months)	118	359	349
Seasoning (Months)	1	7	1
Credit Score	509	806	616

	Earliest	Latest
Origination Date	11/5/2003	5/5/2004
Maturity Date	4/1/2014	5/1/2034
(ARM Loan Characteristics)
# of ARM Loans	2,920
Aggregate Outstanding Principal Balance	$437,400,029.41
Aggregate Original Principal Balance	$437,787,646.85

	Minimum	Maximum	Average
Outstanding Principal Balance	$39,934.87	$1,030,000.00	$149,794.53
Original Principal Balance	$40,000.00	$1,030,000.00	$149,927.28

	Minimum	Maximum	Weighted Average
Margin	0.001%	10.000%	6.569%
Maximum Mortgage Rate	9.250%	18.400%	14.569%
Minimum Mortgage Rate	4.500%	11.400%	7.613%
Initial Rate Cap	1.000%	3.000%	2.999%
Periodic Rate Cap	1.000%	1.000%	1.000%
Months to Next Adjustment	4	59	23

Product Type	Percent of Aggregate Principal Balance
Fully Amortizing Fixed Rate	14.93
Fixed Rate Balloon	2.12
Subtotal - (Total Fixed Rate)	17.05
Fully Amortizing Adjustable Rate	82.95
Total:	100.00%

Loan Purpose	Percent of Aggregate Principal Balance
Cash Out Refinance	58.63
Purchase	35.32
Rate/Term Refinance	6.05
Total:	100.00%

Property Type	Percent of Aggregate Principal Balance
Single Family Residence	72.66
PUD	16.40
Condo	7.08
Multi-Unit	3.86
Total:	100.00%

Occupancy Status	Percent of Aggregate Principal Balance
Primary	96.08
Investment (Non-Owner Occupied)	3.09
Secondary Home	0.83
Total:	100.00%

MI Provider	Percent of Aggregate Principal Balance
No MI	100.00
Total:	100.00%

Lien	Percent of Aggregate Principal Balance
First	97.43
Second	2.57
Total:	100.00%

Documentation Type	Percent of Aggregate Principal Balance
Full Documentation	44.99
Stated Income	44.49
No Documentation	8.90
Limited Documentation	1.62
Total:	100.00%

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether expressed or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

DESCRIPTION OF THE INITIAL MORTGAGE LOANS

AS OF THE STATISTICAL CALCULATION DATE

No MI

Location	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
California	549	$113,973,303.81	21.61%
Florida	755	92,430,994.91	17.53
Virginia	144	21,281,277.93	4.04
Ohio	196	20,477,593.27	3.88
Michigan	180	19,987,705.66	3.79
Georgia	157	19,191,431.96	3.64
Texas	150	17,796,689.65	3.38
New York	81	15,804,091.49	3.00
Maryland	93	15,161,578.13	2.88
Massachusetts	79	15,124,399.42	2.87
North Carolina	113	13,392,255.35	2.54
Tennessee	149	13,287,861.12	2.52
Arizona	107	12,579,256.66	2.39
Missouri	116	11,498,638.81	2.18
Pennsylvania	101	10,577,416.75	2.01
Colorado	67	10,477,505.30	1.99
Louisiana	97	10,501,195.25	1.99
New Jersey	57	9,363,677.60	1.78
Connecticut	54	8,798,066.15	1.67
Washington	62	8,526,660.04	1.62
South Carolina	77	8,004,371.28	1.52
Illinois	52	6,809,419.66	1.29
New Hampshire	34	6,613,423.15	1.25
Indiana	47	4,196,328.13	0.80
Oklahoma	40	4,217,226.22	0.80
Mississippi	43	3,697,137.57	0.70
Alabama	38	3,216,655.14	0.61
Minnesota	20	3,163,955.00	0.60
Wisconsin	20	3,070,637.33	0.58
Kansas	30	2,777,143.55	0.53
Arkansas	30	2,717,401.82	0.52
Oregon	20	2,578,815.04	0.49
District of Columbia	15	2,554,976.74	0.48
Nevada	18	2,316,224.83	0.44
Delaware	13	1,853,053.32	0.35
Idaho	17	1,735,546.08	0.33
Utah	11	1,456,319.21	0.28
West Virginia	18	1,431,056.36	0.27
Maine	12	1,226,604.83	0.23
Montana	9	838,619.89	0.16
Iowa	4	455,059.64	0.09
Kentucky	6	484,284.15	0.09
Vermont	3	476,835.28	0.09
Nebraska	7	424,180.03	0.08
Wyoming	2	325,226.74	0.06
North Dakota	2	243,317.58	0.05
Rhode Island	1	179,673.68	0.03

Total:	3,896	$527,295,091.51	100.00%

Property Type	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Single Family Residence	2,941	$383,109,825.72	72.66%
PUD	539	86,483,234.30	16.40
Condo	289	37,339,453.76	7.08
Multi-Unit	127	20,362,577.73	3.86

Total:	3,896	$527,295,091.51	100.00%

Use of Proceeds	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Cash Out Refinance	2,264	$309,142,784.48	58.63%
Purchase	1,397	186,251,736.17	35.32
Rate/Term Refinance	235	31,900,570.86	6.05

Total:	3,896	$527,295,091.51	100.00%

Occupancy Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Primary	3,689	$506,604,078.51	96.08%
Investment (Non-Owner Occupied)	172	16,304,929.47	3.09
Secondary Home	35	4,386,083.53	0.83

Total:	3,896	$527,295,091.51	100.00%

Documentation	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Full Documentation	1,971	$237,244,883.87	44.99%
Stated Income	1,510	234,590,073.71	44.49
No Documentation	363	46,931,085.22	8.90
Limited Documentation	52	8,529,048.71	1.62

Total:	3,896	$527,295,091.51	100.00%

Grade	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Alt A	924	$125,786,554.82	23.86%
M1	1,834	247,473,115.64	46.93
M2	801	106,855,570.58	20.26
M3	210	29,907,962.78	5.67
M4	127	17,271,887.69	3.28

Total:	3,896	$527,295,091.51	100.00%

Delinquency Status	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
Current	3,896	$527,295,091.51	100.00%

Total:	3,896	$527,295,091.51	100.00%

Range of Original Combined Loan-to-Value Ratios (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
5.01 to 10.00	1	$69,768.40	0.01%
10.01 to 15.00	2	129,743.84	0.02
15.01 to 20.00	6	428,255.73	0.08
20.01 to 25.00	8	535,222.89	0.10
25.01 to 30.00	6	658,070.57	0.12
30.01 to 35.00	13	1,182,194.36	0.22
35.01 to 40.00	26	2,618,126.49	0.50
40.01 to 45.00	38	5,209,832.45	0.99
45.01 to 50.00	65	7,975,206.64	1.51
50.01 to 55.00	76	10,607,850.77	2.01
55.01 to 60.00	125	20,854,561.37	3.96
60.01 to 65.00	81	12,408,206.56	2.35
65.01 to 70.00	158	25,045,840.56	4.75
70.01 to 75.00	235	32,450,864.12	6.15
75.01 to 80.00	749	114,805,361.94	21.77
80.01 to 85.00	357	50,645,464.09	9.60
85.01 to 90.00	906	121,581,212.71	23.06
90.01 to 95.00	366	49,503,487.84	9.39
95.01 to 100.00	678	70,585,820.18	13.39

Total:	3,896	$527,295,091.51	100.00%

Range of Principal Balances ($)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
0.01 to 50,000.00	385	$13,771,325.87	2.61%
50,000.01 to 100,000.00	1,251	95,472,765.53	18.11
100,000.01 to 150,000.00	1,038	127,945,858.92	24.26
150,000.01 to 200,000.00	541	93,871,441.58	17.80
200,000.01 to 250,000.00	296	65,839,749.49	12.49
250,000.01 to 300,000.00	177	48,432,166.42	9.19
300,000.01 to 350,000.00	93	30,135,375.50	5.72
350,000.01 to 400,000.00	50	18,846,090.82	3.57
400,000.01 to 450,000.00	23	9,754,691.18	1.85
450,000.01 to 500,000.00	23	11,100,979.61	2.11
500,000.01 to 550,000.00	8	4,214,965.01	0.80
550,000.01 to 600,000.00	3	1,670,935.18	0.32
600,000.01 to 650,000.00	1	611,373.06	0.12
650,000.01 to 700,000.00	2	1,329,457.94	0.25
750,000.01 to 800,000.00	2	1,577,241.63	0.30
800,000.01 to 850,000.00	1	811,619.00	0.15
850,000.01 to 900,000.00	1	879,054.77	0.17
> 1,000,000.01	1	1,030,000.00	0.20

Total:	3,896	$527,295,091.51	100.00%

Range of Remaining Terms (Months)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
109 to 120	5	$462,754.03	0.09%
169 to 180	461	26,524,051.74	5.03
229 to 240	26	2,185,832.69	0.41
289 to 300	2	258,096.45	0.05
349 to 360	3,402	497,864,356.60	94.42

Total:	3,896	$527,295,091.51	100.00%

Range of Credit Scores	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
501 to 525	170	$22,359,683.45	4.24%
526 to 550	619	80,326,414.83	15.23
551 to 575	522	69,505,387.41	13.18
576 to 600	466	68,175,110.91	12.93
601 to 625	459	64,138,894.26	12.16
626 to 650	447	58,908,971.32	11.17
651 to 675	452	62,220,113.50	11.80
676 to 700	319	41,467,914.56	7.86
701 to 725	202	28,808,545.42	5.46
726 to 750	134	17,938,581.93	3.40
751 to 775	82	11,047,675.35	2.10
776 to 800	22	2,166,164.25	0.41
801 to 825	2	231,634.32	0.04

Total:	3,896	$527,295,091.51	100.00%

Range of Current Interest Rates (%)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	1	$499,341.57	0.09%
4.501 to 5.000	6	1,632,565.93	0.31
5.001 to 5.500	35	5,285,628.92	1.00
5.501 to 6.000	184	37,054,453.50	7.03
6.001 to 6.500	320	55,427,703.37	10.51
6.501 to 7.000	579	94,200,938.93	17.86
7.001 to 7.500	428	65,704,171.87	12.46
7.501 to 8.000	589	83,821,098.37	15.90
8.001 to 8.500	390	48,604,515.32	9.22
8.501 to 9.000	504	64,199,081.65	12.18
9.001 to 9.500	248	28,818,651.85	5.47
9.501 to 10.000	277	24,878,465.08	4.72
10.001 to 10.500	76	5,920,204.69	1.12
10.501 to 11.000	87	4,761,974.89	0.90
11.001 to 11.500	32	1,457,337.19	0.28
11.501 to 12.000	45	1,679,990.60	0.32
12.001 to 12.500	13	357,405.59	0.07
12.501 to 13.000	75	2,755,929.03	0.52
13.001 to 13.500	3	137,822.22	0.03
13.501 to 14.000	2	39,897.55	0.01
14.001 to 14.500	2	57,913.39	0.01

Total:	3,896	$527,295,091.51	100.00%

Initial Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1.000	1	$119,120.00	0.03%
3.000	2,919	437,280,909.41	99.97

Total:	2,920	$437,400,029.41	100.00%

Periodic Rate Cap (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1.000	2,920	$437,400,029.41	100.00%

Total:	2,920	$437,400,029.41	100.00%

Range of Maximum Loan Rates (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
9.001 to 9.500	3	$869,137.26	0.20%
9.501 to 10.000	2	602,810.05	0.14
10.001 to 10.500	5	705,274.03	0.16
10.501 to 11.000	5	904,885.17	0.21
11.001 to 11.500	2	677,730.05	0.15
11.501 to 12.000	12	2,375,975.99	0.54
12.001 to 12.500	37	5,968,764.99	1.36
12.501 to 13.000	160	32,860,259.32	7.51
13.001 to 13.500	246	44,582,330.06	10.19
13.501 to 14.000	443	74,389,855.12	17.01
14.001 to 14.500	345	55,280,487.52	12.64
14.501 to 15.000	461	69,928,264.88	15.99
15.001 to 15.500	316	41,200,381.32	9.42
15.501 to 16.000	411	55,472,122.10	12.68
16.001 to 16.500	204	25,602,719.41	5.85
16.501 to 17.000	199	20,086,920.33	4.59
17.001 to 17.500	38	3,400,786.84	0.78
17.501 to 18.000	27	2,214,617.86	0.51
18.001 to 18.500	4	276,707.11	0.06

Total:	2,920	$437,400,029.41	100.00%

Range of Minimum Loan Rates (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
4.001 to 4.500	1	$499,341.57	0.11%
4.501 to 5.000	6	1,632,565.93	0.37
5.001 to 5.500	31	4,847,336.39	1.11
5.501 to 6.000	153	31,926,344.98	7.30
6.001 to 6.500	254	46,400,652.77	10.61
6.501 to 7.000	452	76,119,548.81	17.40
7.001 to 7.500	347	55,768,682.80	12.75
7.501 to 8.000	465	70,617,404.70	16.14
8.001 to 8.500	320	41,674,535.53	9.53
8.501 to 9.000	414	55,819,515.71	12.76
9.001 to 9.500	205	25,696,275.58	5.87
9.501 to 10.000	203	20,505,712.83	4.69
10.001 to 10.500	37	3,353,655.48	0.77
10.501 to 11.000	27	2,214,617.86	0.51
11.001 to 11.500	5	323,838.47	0.07

Total:	2,920	$437,400,029.41	100.00%

Next Interest Rate Adjustment Date (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
2004 October	1	$119,120.00	0.03%
2005 December	1	159,199.76	0.04
2005 November	1	47,131.36	0.01
2006 April	952	140,114,495.12	32.03
2006 February	4	492,248.99	0.11
2006 January	1	63,747.34	0.01
2006 March	39	6,315,110.28	1.44
2006 May	1,718	259,136,134.79	59.24
2007 April	91	12,970,379.95	2.97
2007 March	4	613,621.55	0.14
2007 May	107	17,116,840.27	3.91
2009 May	1	252,000.00	0.06

Total:	2,920	$437,400,029.41	100.00%

Range of Gross Margins (%) (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
0.001 to 0.500	6	$905,429.19	0.21%
0.501 to 1.000	1	192,000.00	0.04
1.501 to 2.000	1	93,297.62	0.02
3.501 to 4.000	9	1,216,493.44	0.28
4.001 to 4.500	34	7,345,467.46	1.68
4.501 to 5.000	166	26,908,377.02	6.15
5.001 to 5.500	344	56,719,394.18	12.97
5.501 to 6.000	389	64,956,383.87	14.85
6.001 to 6.500	366	58,823,090.56	13.45
6.501 to 7.000	352	54,939,373.52	12.56
7.001 to 7.500	418	57,753,141.58	13.20
7.501 to 8.000	384	55,623,715.20	12.72
8.001 to 8.500	283	34,534,113.17	7.90
8.501 to 9.000	133	14,276,362.18	3.26
9.001 to 9.500	27	2,628,238.21	0.60
9.501 to 10.000	7	485,152.21	0.11

Total:	2,920	$437,400,029.41	100.00%

Fixed Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
FR30	468	$58,313,723.16	64.87%
FR15	204	15,189,687.60	16.90
BALL15	257	11,334,364.14	12.61
FR20	26	2,185,832.69	2.43
FR30 IO	14	2,150,604.03	2.39
FR10	4	291,075.04	0.32
FR25	2	258,096.45	0.29
BALL10	1	171,678.99	0.19

Total:	976	$89,895,062.10	100.00%

Adjustable Rate Loan Types	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
ARM 2/28 - 6 Month LIBOR	2,456	$346,205,771.71	79.15%
ARM 2/28 IO	260	60,122,295.93	13.75
ARM 3/27 - 6 Month LIBOR	166	22,927,693.44	5.24
ARM 3/27 IO	36	7,773,148.33	1.78
ARM 5/25 IO	1	252,000.00	0.06
ARM - 6 Month LIBOR	1	119,120.00	0.03

Total:	2,920	$437,400,029.41	100.00%

Lien Position	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
First Lien	3,562	$513,721,901.26	97.43%
Second Lien	334	13,573,190.25	2.57

Total:	3,896	$527,295,091.51	100.00%

Months to Next Adjustment Distribution (ARMs Only)	Number of Mortgage Loans	Aggregate Principal Balance	Percentage of the Loans by Aggregate Principal Balance
1 to 12	1	$119,120.00	0.03
13 to 24	2,716	$406,328,067.64	92.90
25 to 36	202	$30,700,841.77	7.02
49 to 60	1	$252,000.00	0.06

Total:	2,920	$437,400,029.41	100.00

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether expressed or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC.

This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2004-2

5,728 records

Balance: 845,429,047

All records

Selection Criteria: All records

1. Geographic Distribution - PUD

2. FICO - Interest Only

3. Documentation Code - Interest Only

1. Geographic Distribution - PUD

Geographic Distribution - PUD	Count	Balance	% Balance
Alabama	2	610,144.01	0.458
Arizona	44	6,892,567.60	5.179
Arkansas	6	507,688.70	0.381
California	73	22,222,433.95	16.697
Colorado	26	4,726,723.66	3.551
Delaware	3	534,518.82	0.402
Florida	284	43,527,482.03	32.705
Georgia	31	5,054,609.09	3.798
Idaho	7	762,210.67	0.573
Illinois	4	496,369.21	0.373
Kansas	4	548,460.84	0.412
Louisiana	1	163,505.90	0.123
Maine	1	79,929.76	0.06
Maryland	30	6,491,877.22	4.878
Minnesota	2	285,981.17	0.215
Missouri	13	1,903,613.16	1.43
Nevada	15	2,171,188.64	1.631
New Hampshire	2	567,457.98	0.426
New Jersey	2	279,008.79	0.21
North Carolina	34	4,487,201.99	3.371
Ohio	3	356,428.26	0.268
Oklahoma	6	957,832.96	0.72
Pennsylvania	15	1,975,893.80	1.485
South Carolina	12	1,838,430.77	1.381
Tennessee	7	813,623.42	0.611
Texas	87	12,800,642.78	9.618
Utah	1	114,122.89	0.086
Virginia	41	7,915,423.18	5.947
Washington	18	3,739,830.78	2.81
West Virginia	3	266,961.39	0.201

Total:	777	133,092,163.42	100

Top

2. FICO - Interest Only

FICO - Interest Only	Count	Balance	% Balance
541 - 560	1	192,000.00	0.162
561 - 580	8	1,660,554.02	1.4
581 - 600	48	12,781,732.94	10.78
601 - 620	61	15,038,649.69	12.683
621 - 640	62	13,251,590.97	11.176
641 - 660	87	20,741,603.84	17.493
661 - 680	93	21,483,601.73	18.118
681 - 700	51	11,428,613.88	9.638
701 - 720	33	8,100,429.46	6.832
721 - 740	32	7,087,414.50	5.977
741 - 760	22	5,023,099.99	4.236
761 - 780	5	1,027,301.99	0.866
781 - 800	3	629,363.45	0.531
801 - 820	1	127,000.00	0.107

Total:	507	118,572,956.46	100

Weighted Average:: 658

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3. Documentation Code - Interest Only

Documentation Code - Interest Only	Count	Balance	% Balance
Full Documentation	223	48,562,980.22	40.956
Limited Documentation	13	3,238,034.99	2.731
No Documentation	48	9,323,814.96	7.863
Stated Income	223	57,448,126.29	48.45

Total:	507	118,572,956.46	100

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Novastar 2004-2

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

Novastar 2004-2

5,728 records

Balance: 845,429,047

All records

Selection Criteria: All records

1. Geographic Distribution - PUD

2. FICO - Interest Only

3. Documentation Code - Interest Only

1. Geographic Distribution - PUD

Geographic Distribution - PUD	Count	Balance	% Balance
Alabama	2	610,144.01	0.46
Arizona	44	6,892,567.60	5.18
Arkansas	6	507,688.70	0.38
California	73	22,222,433.95	16.70
Colorado	26	4,726,723.66	3.55
Delaware	3	534,518.82	0.40
Florida	284	43,527,482.03	32.71
Georgia	31	5,054,609.09	3.80
Idaho	7	762,210.67	0.57
Illinois	4	496,369.21	0.37
Kansas	4	548,460.84	0.41
Louisiana	1	163,505.90	0.12
Maine	1	79,929.76	0.06
Maryland	30	6,491,877.22	4.88
Minnesota	2	285,981.17	0.22
Missouri	13	1,903,613.16	1.43
Nevada	15	2,171,188.64	1.63
New Hampshire	2	567,457.98	0.43
New Jersey	2	279,008.79	0.21
North Carolina	34	4,487,201.99	3.37
Ohio	3	356,428.26	0.27
Oklahoma	6	957,832.96	0.72
Pennsylvania	15	1,975,893.80	1.49
South Carolina	12	1,838,430.77	1.38
Tennessee	7	813,623.42	0.61
Texas	87	12,800,642.78	9.62
Utah	1	114,122.89	0.09
Virginia	41	7,915,423.18	5.95
Washington	18	3,739,830.78	2.81
West Virginia	3	266,961.39	0.20

Total:	777	133,092,163.42	100.00

Top

2. FICO - Interest Only

FICO - Interest Only	Count	Balance	% Balance	Full Doc	Limited Doc	Stated Income	No Doc	CLTV
541 - 560	1	192,000.00	0.16	100.00	0.00	0.00	0.00	80.000
561 - 580	8	1,660,554.02	1.40	58.75	0.00	41.25	0.00	84.250
581 - 600	48	12,781,732.94	10.78	63.00	7.38	29.62	0.00	84.112
601 - 620	61	15,038,649.69	12.68	51.56	3.27	45.17	0.00	81.883
621 - 640	62	13,251,590.97	11.18	59.26	3.97	33.37	3.40	84.277
641 - 660	87	20,741,603.84	17.49	33.53	2.38	60.39	3.69	84.328
661 - 680	93	21,483,601.73	18.12	35.18	2.45	56.07	6.31	84.591
681 - 700	51	11,428,613.88	9.64	24.91	2.24	68.47	4.39	84.292
701 - 720	33	8,100,429.46	6.83	27.88	0.00	43.57	28.55	83.556
721 - 740	32	7,087,414.50	5.98	40.45	0.00	41.56	17.99	89.120
741 - 760	22	5,023,099.99	4.24	14.87	0.00	48.74	36.40	85.404
761 - 780	5	1,027,301.99	0.87	0.00	0.00	43.21	56.79	85.817
781 - 800	3	629,363.45	0.53	80.30	0.00	0.00	19.70	82.206
801 - 820	1	127,000.00	0.11	0.00	0.00	0.00	100.00	55.950

Total:	507	118,572,956.46	100.00	40.96	2.73	48.45	7.86	84.276

Weighted Average:: 658

Top

3. Documentation Code - Interest Only

Documentation Code - Interest Only	Count	Balance	% Balance
Full Documentation	223	48,562,980.22	40.96
Limited Documentation	13	3,238,034.99	2.73
No Documentation	48	9,323,814.96	7.86
Stated Income	223	57,448,126.29	48.45

Total:	507	118,572,956.46	100.00

Top

Novastar 2004-2

Wachovia Capital Markets, LLC has provided this data as an accommodation. By accepting this data, the recipient agrees that Wachovia Capital Markets, LLC does not guarantee and makes no representation or warranty whatsoever, whether express or implied, including without limitation, any warranties of fitness for a particular purpose or merchantability, with respect to this data or the accuracy, currency or completeness thereof. By accepting this data, the recipient agrees that neither Wachovia Capital Markets, LLC, its employees nor any of its affiliates shall have any liability to the recipient or any other entity claiming by or through the recipient for any loss, injury, damages or expenses arising from or occasioned by or through this data, the reliance thereon by the recipient or any other party or the provision thereof by Wachovia Capital Markets, LLC. This data is for your information only and is not an offer to sell or a solicitation of any offer to buy any securities, including any of the securities that may be mentioned in this data. Wachovia Capital Markets, LLC or its affiliates may provide advice or may from time to time acquire, hold or sell positions in any of the securities that may be mentioned in this data, either for its own account of for the account of others. Wachovia Capital Markets, LLC is a subsidiary of Wachovia Corporation and is a member of the NYSE, the NASD and the SIPC.

NovaStar 2004-2

TCW Request

Assumed 6 month recovery lag, 60% Severity, servicer advances, triggers fail, run to maturity	[GRAPHIC	]
Prepayments are voluntary.

Fixed-20 HEP

Arm- 28 CPR

Class M-2 (AA/Aa3)	Forward LIBOR	Forward LIBOR + 200bps
WAL (principal)	13.6800	14.3100
Mod Durn	9.3690	8.5290
Break-Even CDR	9.75	8.48
Principal Writedown	149.34 (0.00%)	126.35 (0.00%)
Total Collat Loss (Collat Maturity)	220,367,216.15 (15.74%)	197,890,725.62 (14.14%)

Class M-3 (AA-/A1)	Forward LIBOR	Forward LIBOR + 200bps
WAL (principal)	14.7000	15.3800
Mod Durn	9.4390	8.5580
Break-Even CDR	8.77	7.56
Principal Writedown	53.05 (0.00%)	141.10 (0.00%)
Total Collat Loss (Collat Maturity)	203,074,075.42 (14.51%)	180,638,797.16 (12.90%)

Class M-5 (A/A3)	Forward LIBOR	Forward LIBOR + 200bps
WAL (principal)	16.4100	17.0500
Mod Durn	9.6420	8.7050
Break-Even CDR	6.93	5.87
Principal Writedown	15.76 (0.00%)	70.39 (0.00%)
Total Collat Loss (Collat Maturity)	168,200,937.85 (12.01%)	146,600,905.37 (10.47%)

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-2

Forward Index Curves

Month	1 Month LIBOR	6 Month LIBOR
1	1.1600	1.6738
2	1.4582	1.7538
3	1.5225	1.8155
4	1.5867	1.8772
5	2.0365	2.3091
6	2.0946	2.3650
7	2.1527	2.4209
8	2.5595	2.8124
9	2.6120	2.8637
10	2.6645	2.9150
11	3.0322	3.2742
12	3.0791	3.3163
13	3.1260	3.3584
14	3.4542	3.6533
15	3.4935	3.6913
16	3.5327	3.7293
17	3.8078	3.9952
18	3.8438	4.0300
19	3.8798	4.0647
20	4.1317	4.3079
21	4.1601	4.3337
22	4.1886	4.3595
23	4.3875	4.5401
24	4.4125	4.5643
25	4.4374	4.5886
26	4.6121	4.7583
27	4.6341	4.7799
28	4.6561	4.8016
29	4.8105	4.9531
30	4.8309	4.9717
31	4.8512	4.9902
32	4.9940	5.1202
33	5.0099	5.1365
34	5.0259	5.1528
35	5.1377	5.2671
36	5.1537	5.2829
37	5.1697	5.2986
38	5.2815	5.4090
39	5.2963	5.4242
40	5.3112	5.4394
41	5.4153	5.5458
42	5.4301	5.5596
43	5.4450	5.5734
44	5.5490	5.6701
45	5.5611	5.6822
46	5.5732	5.6943

47	5.6580	5.7791
48	5.6695	5.7904
49	5.6811	5.8017
50	5.7620	5.8806
51	5.7724	5.8916
52	5.7829	5.9026
53	5.8561	5.9795
54	5.8671	5.9894
55	5.8781	5.9993
56	5.9551	6.0683
57	5.9633	6.0771
58	5.9716	6.0858
59	6.0293	6.1470
60	6.0381	6.1558
61	6.0469	6.1645
62	6.1085	6.2257
63	6.1168	6.2345
64	6.1250	6.2432
65	6.1827	6.3044
66	6.1915	6.3126
67	6.2003	6.3208
68	6.2619	6.3781
69	6.2690	6.3854
70	6.2762	6.3928
71	6.3262	6.4441
72	6.3334	6.4512
73	6.3405	6.4583
74	6.3905	6.5077
75	6.3971	6.5144
76	6.4037	6.5212
77	6.4499	6.5686
78	6.4565	6.5751
79	6.4631	6.5816
80	6.5092	6.6271
81	6.5153	6.6333
82	6.5213	6.6395
83	6.5636	6.6830
84	6.5697	6.6887
85	6.5757	6.6943
86	6.6180	6.7339
87	6.6230	6.7387
88	6.6279	6.7435
89	6.6625	6.7773
90	6.6661	6.7811
91	6.6696	6.7849
92	6.6943	6.8116
93	6.6984	6.8163
94	6.7026	6.8209
95	6.7317	6.8534
96	6.7372	6.8576
97	6.7427	6.8618
98	6.7812	6.8915

99	6.7839	6.8943
100	6.7867	6.8972
101	6.8059	6.9169
102	6.8086	6.9192
103	6.8114	6.9215
104	6.8306	6.9373
105	6.8323	6.9395
106	6.8339	6.9418
107	6.8454	6.9576
108	6.8482	6.9602
109	6.8509	6.9627
110	6.8702	6.9805
111	6.8724	6.9833
112	6.8745	6.9862
113	6.8899	7.0060
114	6.8932	7.0082
115	6.8965	7.0105
116	6.9196	7.0263
117	6.9207	7.0263
118	6.9218	7.0263
119	6.9295	7.0263
120	6.9295	7.0263

Nova Star 2004-2

Prepared for MFS

Assumptions
12 months lag, Servicer advances on
Triggers On	Prepayment Curve Assumptions	[GRAPHIC]
Run to Maturity	Fixed: 20 HEP (2 - 20 CPR over 10 months, 20 CPR going forward)
Arm: 25 CPR (1-12), 30 CPR (13-22), 50 CPR (22-25), 27 CPR (28-thereafter)
	Arm: 25 CPR (1-12), 30 CPR (13-22), 50 CPR (23-25), 27 CPR (26-thereafter) assumed defaults on top of prepayments	<<< what I used

Class A-4
Forward Libor	Forward Libor		Forward Libor Stressed Immediate 100bps
	35% Loss Severity	55 % Loss Severity	35% Loss Severity	55 % Loss Severity
65%PPC
Avg Life	3.52	4.14	2.54	3.64
Break CDR	44.85	19.11	41.95	17.92
Cum Loss	370,266,098.80 (26.45%)	379,803,560.51 (27.13%)	361,773,206.88 (25.84%)	388,206,586.11 (27.73%)
75%PPC
Avg Life	3.41	3.97	2.35	3.26
Break CDR	48.49	20.74	45.76	19.56
Cum Loss	366,993,861.95 (26.21%)	390,864,787.44 (27.92%)	359,172,926.50 (25.66%)	378,353,955.52 (27.03%)
100%PPC
Avg Life	3.18	3.63	2.01	2.61
Break CDR	57.29	25.11	55.04	24.01
Cum Loss	362,616,759.06 (25.90%)	373,803,716.78 (26.70%)	356,436,885.07 (25.46%)	363,859,565.73 (25.99%)

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Capital Markets, LLC ("WCM"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Capital Markets, LLC or WCM) to be reliable, but WCM does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WCM at this time, and are subject to change without notice. WCM or its affiliates may from time to time provide advice with respect to, acquire, hold, or sell a position on the securities mentioned herein.

NovaStar 2004-2

Forward Index Curves

Month	1 Month LIBOR	6 Month LIBOR
1	1.1600	1.6738
2	1.4582	1.7538
3	1.5225	1.8155
4	1.5867	1.8772
5	2.0365	2.3091
6	2.0946	2.3650
7	2.1527	2.4209
8	2.5595	2.8124
9	2.6120	2.8637
10	2.6645	2.9150
11	3.0322	3.2742
12	3.0791	3.3163
13	3.1260	3.3584
14	3.4542	3.6533
15	3.4935	3.6913
16	3.5327	3.7293
17	3.8078	3.9952
18	3.8438	4.0300
19	3.8798	4.0647
20	4.1317	4.3079
21	4.1601	4.3337
22	4.1886	4.3595
23	4.3875	4.5401
24	4.4125	4.5643
25	4.4374	4.5886
26	4.6121	4.7583
27	4.6341	4.7799
28	4.6561	4.8016
29	4.8105	4.9531
30	4.8309	4.9717
31	4.8512	4.9902
32	4.9940	5.1202
33	5.0099	5.1365
34	5.0259	5.1528
35	5.1377	5.2671
36	5.1537	5.2829
37	5.1697	5.2986
38	5.2815	5.4090
39	5.2963	5.4242
40	5.3112	5.4394
41	5.4153	5.5458
42	5.4301	5.5596
43	5.4450	5.5734
44	5.5490	5.6701
45	5.5611	5.6822
46	5.5732	5.6943

47	5.6580	5.7791
48	5.6695	5.7904
49	5.6811	5.8017
50	5.7620	5.8806
51	5.7724	5.8916
52	5.7829	5.9026
53	5.8561	5.9795
54	5.8671	5.9894
55	5.8781	5.9993
56	5.9551	6.0683
57	5.9633	6.0771
58	5.9716	6.0858
59	6.0293	6.1470
60	6.0381	6.1558
61	6.0469	6.1645
62	6.1085	6.2257
63	6.1168	6.2345
64	6.1250	6.2432
65	6.1827	6.3044
66	6.1915	6.3126
67	6.2003	6.3208
68	6.2619	6.3781
69	6.2690	6.3854
70	6.2762	6.3928
71	6.3262	6.4441
72	6.3334	6.4512
73	6.3405	6.4583
74	6.3905	6.5077
75	6.3971	6.5144
76	6.4037	6.5212
77	6.4499	6.5686
78	6.4565	6.5751
79	6.4631	6.5816
80	6.5092	6.6271
81	6.5153	6.6333
82	6.5213	6.6395
83	6.5636	6.6830
84	6.5697	6.6887
85	6.5757	6.6943
86	6.6180	6.7339
87	6.6230	6.7387
88	6.6279	6.7435
89	6.6625	6.7773
90	6.6661	6.7811
91	6.6696	6.7849
92	6.6943	6.8116
93	6.6984	6.8163
94	6.7026	6.8209
95	6.7317	6.8534
96	6.7372	6.8576
97	6.7427	6.8618
98	6.7812	6.8915

99	6.7839	6.8943
100	6.7867	6.8972
101	6.8059	6.9169
102	6.8086	6.9192
103	6.8114	6.9215
104	6.8306	6.9373
105	6.8323	6.9395
106	6.8339	6.9418
107	6.8454	6.9576
108	6.8482	6.9602
109	6.8509	6.9627
110	6.8702	6.9805
111	6.8724	6.9833
112	6.8745	6.9862
113	6.8899	7.0060
114	6.8932	7.0082
115	6.8965	7.0105
116	6.9196	7.0263
117	6.9207	7.0263
118	6.9218	7.0263
119	6.9295	7.0263
120	6.9295	7.0263

Novastar 2004-2

5,728 records

Balance: 845,429,047

PUDs

Selection Criteria: All records

1. Florida Cities

2. Florida Zip Codes

3. California Cities

4. California Zip Codes

1. Florida Cities

Florida Cities	Count	Balance	% Balance
Alafaya	9	1,289,646.34	2.963
Apopka	3	518,669.88	1.192
Boca Raton	5	711,720.76	1.635
Bonita Beach	1	69,840.57	0.16
Boynton Beach	3	768,556.03	1.766
Bradenton	2	505,321.36	1.161
Brandon	1	150,871.26	0.347
Brooksville	1	220,212.01	0.506
Centerville	1	134,004.39	0.308
Clermont	4	646,147.45	1.484
Cloud Lake	1	100,134.78	0.23
Dania	1	90,925.26	0.209
Davenport	4	448,430.86	1.03
Davie	4	1,041,239.31	2.392
Deerfield Beach	1	194,811.39	0.448
Fort Myers	1	208,729.00	0.48
Fort Pierce	3	390,076.95	0.896
Fruit Cove	1	125,273.72	0.288
Gainesville	2	254,999.43	0.586
Gifford	1	129,785.84	0.298
Grand Island	1	126,566.91	0.291
Green Cove Springs	2	406,392.60	0.934
Greenacres	9	1,349,594.94	3.101
Grenelefe	1	205,457.54	0.472
Harmony	1	137,058.21	0.315
Haverhill	4	372,291.25	0.855
Heathrow	2	254,145.52	0.584
Hobe Sound	2	360,635.44	0.829
Hollywood	4	929,737.40	2.136
Homestead	1	194,400.00	0.447

Inverness	1	87,423.18	0.201
Jacksonville	6	838,532.13	1.926
Jupiter	3	611,524.36	1.405
Kissimmee	17	2,062,686.23	4.739
Labelle	2	165,680.95	0.381
Lake Park	1	419,354.85	0.963
Lakeland	1	99,062.96	0.228
Land O Lakes	2	135,907.38	0.312
Ldhl	8	1,203,070.32	2.764
Leesburg	1	193,666.28	0.445
Lehigh	1	41,351.19	0.095
Lutz	1	126,337.83	0.29
Mangonia Park	1	124,921.10	0.287
Margate	4	606,458.44	1.393
Melbourne	1	119,731.72	0.275
Miami	35	5,788,414.34	13.298
Middleburg	1	109,593.10	0.252
Miramar	11	2,238,287.42	5.142
Modello	1	147,373.21	0.339
Mulberry	1	111,978.18	0.257
Naples	2	346,294.24	0.796
Naranja	2	362,493.05	0.833
New Port Richey	1	123,824.40	0.284
Ocala	2	317,796.14	0.73
Odessa	4	641,138.09	1.473
Ojus	1	132,916.91	0.305
Oldsmar	1	325,000.00	0.747
Orlando	17	2,552,697.38	5.865
Oviedo	3	270,614.66	0.622
Palm City	1	149,000.00	0.342
Palm Coast	1	131,657.02	0.302
Palm Harbor	5	426,285.40	0.979
Parkland	3	876,392.93	2.013
Pensacola	1	48,873.57	0.112
Plant City	1	98,356.58	0.226
Port Charlotte	1	39,934.87	0.092
Riverview	3	514,367.51	1.182
Saint Augustine	1	230,111.47	0.529
Saint Cloud	1	218,193.67	0.501
Saint Petersburg	1	111,833.24	0.257
Sanford	6	540,288.17	1.241
Sarasota	2	234,725.51	0.539
Stuart	1	195,708.17	0.45
Summerfield	1	107,830.99	0.248
Taft	8	1,233,365.02	2.834
Tallahassee	1	71,835.20	0.165
Tampa	16	2,100,970.36	4.827
Trinity	1	265,042.62	0.609
Tuscawilla	1	181,686.42	0.417
Valrico	1	128,401.73	0.295
Viera	1	118,696.91	0.273
Wellington	1	191,831.43	0.441
West Palm Beach	3	453,482.46	1.042
Weston	5	1,273,870.99	2.927
Wimauma	2	229,643.19	0.528
Windermere	2	247,826.28	0.569
Yulee	1	49,970.32	0.115
Zephyrhills	4	417,493.56	0.959

Total:	284	43,527,482.03	100

Count of Cities: 88

Top

2. Florida Zip Codes

Florida Zip Codes	Count	Balance	% Balance
32043	2	406,392.60	0.934
32068	1	109,593.10	0.252
32095	1	230,111.47	0.529
32097	1	49,970.32	0.115
32164	1	131,657.02	0.302
32225	2	302,872.01	0.696
32244	3	400,930.99	0.921
32258	1	134,729.13	0.31
32259	1	125,273.72	0.288
32303	1	71,835.20	0.165
32317	1	134,004.39	0.308
32506	1	48,873.57	0.112
32607	2	254,999.43	0.586
32703	1	129,897.58	0.298
32708	1	181,686.42	0.417
32712	2	388,772.30	0.893
32735	1	126,566.91	0.291
32746	2	254,145.52	0.584
32765	3	270,614.66	0.622
32771	2	213,202.19	0.49
32773	4	327,085.98	0.751
32812	4	621,294.13	1.427
32817	2	230,675.78	0.53
32818	5	753,684.48	1.732
32822	1	144,000.00	0.331
32824	8	1,233,365.02	2.834
32825	5	471,052.60	1.082
32827	1	116,878.22	0.269
32828	4	818,593.74	1.881
32832	2	324,780.29	0.746
32837	2	361,384.48	0.83
32901	1	119,731.72	0.275
32940	1	118,696.91	0.273
32960	1	129,785.84	0.298
33014	1	172,000.00	0.395

33015	3	309,081.97	0.71
33016	1	134,724.83	0.31
33021	1	129,775.51	0.298
33025	4	677,732.98	1.557
33027	1	129,777.71	0.298
33028	3	799,961.89	1.838
33029	6	1,430,776.73	3.287
33030	1	147,373.21	0.339
33033	2	362,493.05	0.833
33035	1	194,400.00	0.447
33055	1	62,963.75	0.145
33067	1	277,261.08	0.637
33068	2	174,366.80	0.401
33073	2	432,091.64	0.993
33076	2	599,131.85	1.376
33126	1	151,008.62	0.347
33165	2	336,635.78	0.773
33169	1	278,808.58	0.641
33173	1	125,898.74	0.289
33175	2	283,687.05	0.652
33176	2	384,441.78	0.883
33178	6	1,432,877.49	3.292
33180	1	132,916.91	0.305
33183	1	131,617.58	0.302
33185	1	275,267.40	0.632
33186	2	367,641.98	0.845
33189	1	223,299.91	0.513
33190	2	273,256.82	0.628
33193	3	323,733.74	0.744
33196	4	521,468.32	1.198
33312	1	90,925.26	0.209
33319	2	249,749.83	0.574
33321	6	953,320.49	2.19
33326	1	352,786.16	0.81
33327	5	1,273,870.99	2.927
33331	1	238,500.00	0.548
33332	2	449,953.15	1.034
33406	1	100,134.78	0.23
33407	1	124,921.10	0.287
33409	1	81,000.00	0.186
33410	1	419,354.85	0.963
33411	3	453,482.46	1.042
33414	1	191,831.43	0.441
33415	2	141,014.78	0.324
33417	1	150,276.47	0.345
33428	2	333,342.04	0.766
33433	3	378,378.72	0.869
33436	2	659,333.65	1.515
33437	1	109,222.38	0.251
33442	1	194,811.39	0.448
33455	2	360,635.44	0.829
33458	1	279,804.36	0.643

33463	5	625,325.18	1.437
33467	4	724,269.76	1.664
33477	2	331,720.00	0.762
33511	1	150,871.26	0.347
33541	1	135,516.93	0.311
33543	3	281,976.63	0.648
33556	4	641,138.09	1.473
33559	1	126,337.83	0.29
33567	1	98,356.58	0.226
33569	3	514,367.51	1.182
33594	1	128,401.73	0.295
33598	2	229,643.19	0.528
33615	3	319,534.34	0.734
33617	3	200,053.71	0.46
33624	3	372,815.84	0.857
33626	2	371,187.48	0.853
33634	1	155,108.84	0.356
33637	1	110,822.82	0.255
33647	3	571,447.33	1.313
33705	1	111,833.24	0.257
33809	1	99,062.96	0.228
33837	3	336,542.57	0.773
33844	1	205,457.54	0.472
33860	1	111,978.18	0.257
33897	1	111,888.29	0.257
33908	1	208,729.00	0.48
33935	2	165,680.95	0.381
33936	1	41,351.19	0.095
33954	1	39,934.87	0.092
34119	1	160,697.99	0.369
34120	1	185,596.25	0.426
34134	1	69,840.57	0.16
34202	1	410,400.00	0.943
34207	1	94,921.36	0.218
34231	1	104,947.80	0.241
34241	1	129,777.71	0.298
34450	1	87,423.18	0.201
34476	2	317,796.14	0.73
34491	1	107,830.99	0.248
34610	1	220,212.01	0.506
34639	2	135,907.38	0.312
34653	1	123,824.40	0.284
34655	1	265,042.62	0.609
34677	1	325,000.00	0.747
34683	4	345,354.46	0.793
34684	1	80,930.94	0.186
34711	4	646,147.45	1.484
34743	4	524,365.05	1.205
34746	3	481,990.53	1.107
34748	1	193,666.28	0.445
34758	3	433,164.67	0.995
34759	7	623,165.98	1.432
34771	1	137,058.21	0.315
34772	1	218,193.67	0.501
34786	2	247,826.28	0.569
34953	1	79,928.38	0.184
34986	2	310,148.57	0.713
34990	1	149,000.00	0.342
34997	1	195,708.17	0.45

Total:	284	43,527,482.03	100

Count of Zip Codes: 146

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3. California Cities

California Cities	Count	Balance	% Balance
Aliso Viejo	1	471,684.07	2.123
Anaheim	1	374,580.17	1.686
Bakersfield	2	117,397.99	0.528
Base Line	1	143,881.73	0.647
Bay Point	1	278,999.99	1.255
Brea	1	449,589.22	2.023
Buena Park	1	224,004.54	1.008
Chino Hills	1	659,457.94	2.968
Chula Vista	1	226,100.00	1.017
Colton	1	106,389.86	0.479
Corona	2	335,973.30	1.512
Covina	1	370,277.85	1.666
El Cajon	1	224,769.51	1.011
El Monte	1	223,814.57	1.007
Elk Grove	2	573,771.97	2.582
Fairfield	2	802,384.11	3.611
Folsom	1	499,654.16	2.248
Fresno	1	68,933.26	0.31
Garey	1	374,716.08	1.686
Grayson	2	351,178.51	1.58
Hemet	2	203,349.97	0.915
Indio	1	290,477.70	1.307
Irvine	1	464,481.38	2.09
Jurupa	1	215,671.91	0.971
La Quinta	2	338,968.37	1.525
Laguna Beach	3	1,395,749.99	6.281
Menifee	2	408,466.37	1.838
Mission Viejo	1	500,000.00	2.25
Modesto	2	589,923.16	2.655
Moreno Valley	1	258,606.00	1.164
Newport Beach	2	529,889.66	2.384
Oakley	1	349,337.87	1.572
Oceanside	2	851,208.34	3.83
Oxnard	1	119,237.36	0.537

Perris	1	304,940.00	1.372
Pismo Beach	1	380,000.00	1.71
Rainbow	1	357,000.00	1.606
Richmond	1	494,978.54	2.227
Riverside	2	532,236.45	2.395
Sacramento	1	211,925.80	0.954
San Clemente	1	499,621.43	2.248
San Diego	5	1,994,112.94	8.973
San Jacinto	1	76,500.00	0.344
San Jose	2	331,899.28	1.494
San Marcos	1	353,925.00	1.593
Santa Ana	2	599,655.89	2.698
Stanton	1	289,733.73	1.304
Temecula	2	471,231.79	2.121
Trabuco	1	1,030,000.00	4.635
Valley Springs	1	200,000.00	0.9
Winchester	1	341,746.19	1.538
Yorba Linda	1	360,000.00	1.62

Total:	73	22,222,433.95	100

Count of Cities: 52

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4. California Zip Codes

California Zip Codes	Count	Balance	% Balance
90621	1	224,004.54	1.008
90680	1	289,733.73	1.304
91709	1	659,457.94	2.968
91722	1	370,277.85	1.666
91732	1	223,814.57	1.007
91911	1	226,100.00	1.017
92020	1	224,769.51	1.011
92028	1	357,000.00	1.606
92056	1	395,000.00	1.777
92057	1	456,208.34	2.053
92069	1	353,925.00	1.593
92105	1	225,400.00	1.014
92124	1	444,599.99	2.001
92127	1	329,390.04	1.482
92129	1	324,722.91	1.461
92131	1	670,000.00	3.015
92201	1	290,477.70	1.307
92253	2	338,968.37	1.525
92324	1	106,389.86	0.479
92410	1	143,881.73	0.647
92505	1	355,499.99	1.6
92506	1	176,736.46	0.795
92509	1	215,671.91	0.971

92543	1	63,947.44	0.288
92545	1	139,402.53	0.627
92553	1	258,606.00	1.164
92571	1	304,940.00	1.372
92583	1	76,500.00	0.344
92584	2	408,466.37	1.838
92591	2	471,231.79	2.121
92596	1	341,746.19	1.538
92604	1	464,481.38	2.09
92656	1	471,684.07	2.123
92660	2	529,889.66	2.384
92673	1	499,621.43	2.248
92677	3	1,395,749.99	6.281
92679	1	1,030,000.00	4.635
92692	1	500,000.00	2.25
92708	2	599,655.89	2.698
92808	1	374,580.17	1.686
92821	1	449,589.22	2.023
92883	2	335,973.30	1.512
92887	1	360,000.00	1.62
93030	1	119,237.36	0.537
93309	2	117,397.99	0.528
93449	1	380,000.00	1.71
93454	1	374,716.08	1.686
93727	1	68,933.26	0.31
94534	2	802,384.11	3.611
94561	1	349,337.87	1.572
94565	1	278,999.99	1.255
94804	1	494,978.54	2.227
95123	2	331,899.28	1.494
95252	1	200,000.00	0.9
95355	2	589,923.16	2.655
95363	2	351,178.51	1.58
95758	2	573,771.97	2.582
95762	1	499,654.16	2.248
95826	1	211,925.80	0.954

Total:	73	22,222,433.95	100

Count of Zip Codes: 59

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Novastar 2004-2

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